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                                                                  Exhibit 10.13

                                              SCHEDULE OF ADDITIONAL
                                              SUBSCRIPTION AGREEMENTS,
                                           EACH DATED AS OF JUNE 14, 2000,
                                       BY AND AMONG CHEROKEE INTERNATIONAL LLC
                                              AND CERTAIN OF ITS MEMBERS

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                                                                                                Total Purchase Price
Member Name                                                                                     at $7.14/Class A Unit
and Address                                         Class A Units             Class B Units     and 5.71/Class B Unit
-----------                                         -------------             -------------     ---------------------
Patel Family Trust dated July 17,                          11,653                   349,595                 2,079,071
1987
Ganpat Patel 1997 Irrevocable                                   0                   182,081                 1,039,535
Trust I dated November 3, 1997
Ganpat Patel 1997 Irrevocable                                   0                   182,081                 1,039,535
Trust II dated November 3, 1997
Ganpat Patel 1997 Irrevocable                                   0                   182,081                 1,039,535
Trust III dated November 3, 1997
Manju Patel 1997 Irrevocable Trust                              0                   182,081                 1,039,535
I dated November 3, 1997
Manju Patel 1997 Irrevocable Trust                              0                   182,081                 1,039,535
II dated November 3, 1997
Manju Patel 1997 Irrevocable Trust                              0                   182,081                 1,039,535
III dated November 3, 1997
Bikor Corporation                                           3,884                   480,694                 2,772,094
Van Holland                                                     0                    23,873                   136,295
Howard Ribaudo                                                  0                    12,139                    69,302
OCM/GFI Cherokee Investments                                8,828                 1,092,448                 6,300,000
II, Inc.
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